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                                                                 EXHIBIT 10.97

                                  CORTECH, INC.
                             NONSTATUTORY STOCK OPTION
                               (NON-PLAN REPRICING)


                                     , OPTIONEE:


     Cortech, Inc. (the "Company") has this day granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify as and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     The details of this option are as follows:

     1. a. The total number of shares of Common Stock subject to this option is _____. Subject to the limitations contained herein, this option shall be exercisable with Schedule A annexed hereto and hereby made apart of this agreement.

         b. Notwithstanding the foregoing, the vesting of this option shall cease upon termination of your services as a director or employee of, or consultant to, the Company.

     2. a. The exercise price of this option is $1.75 per share, the fair market value of the Common Stock on the date of grant of this option.

         b. Payment of the exercise price per share is due in full in cash (including check) upon exercise of all or any part of each installment which has become exercisable by you; provided, however, that, if at the time of exercise, the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price, to the extent permitted by applicable statutes and regulations, may be made by delivery of already-owned shares of Common Stock, or a combination of cash and already-owned Common Stock. Such Common Stock (i) shall be valued at its fair market value on the date of exercise, (ii) if originally acquired from the Company, must have been held for the period required to avoid a charge to the reported earnings of the Company, and (iii) must be owned free and clear of any liens, claims, encumbrances or security interests.

         c. Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Common Stock.

     3. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

     4. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

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     5.  The term of this option commences on the date hereof and terminates on _______. In no event may this option be exercised on or after the date on which it terminates.

     6. a. This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

         b. By exercising this option you agree that the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise.

     7. This option is not transferable, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (a "QDRO"), and is exercisable during your life only by you or your guardian or legal representative or transferee pursuant to a QDRO.

     8. This option does not confer upon any employee, director or consultant any right to continue in the service of the Company or the Company's right to terminate such service.

     9. Neither you nor any transferee of this option shall be deemed the holder of, or have any rights of a holder with respect to, any shares subject to this option until and unless all requirements have been satisfied for the exercise of this option in accordance with its terms.

     10. Any notices provided for in this option shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

     11. a. If any change is made in the stock subject to this option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), this option will be appropriately adjusted in the class(es) and number of shares subject thereto and the class(es) and number of shares and price per share of stock subject thereto.

         b. In the event of: (i) a merger or consolidation in which the Company is not the surviving corporation; (ii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iii) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then the time during which outstanding options may be excised shall be accelerated to permit you to exercise all such options prior to such merger, consolidation, reverse merger or reorganization, and the options terminated if not exercised prior to such event.

     12. This option agreement shall be construed in accordance with the laws of the State of Colorado.

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     Dated the 16th day of August, 1994.

                                           Very truly yours,


                                           CORTECH, INC.


                                           By _____________________________


The undersigned:

     a. Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

     b. Acknowledges that this option sets forth the entire understanding between the undersigned optionee and the Company regarding acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject except for (i) options previously granted and delivered to the undersigned, and (ii) stock acquired under the employee stock purchase plan, and (iii) the following agreements only: _____________________________________
______________________________________________________________________________

     c. The undersigned understands that the options described in this agreement replace the options dated ______ (Predate), for ______ (Preshares) shares and exercisable at $_____ (Preprice) per share, (the "Old Option"). By signing below, the undersigned acknowledges and agrees that the Old Option is void and of no effect whatsoever.

                                            _________________________________

                                            OPTIONEE: _____(fname) _____(lname)






ATTACHMENTS:

     Form of Notice of Exercise

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                               NOTICE OF EXERCISE


Cortech, Inc.
6850 North Broadway
Denver, CO 80221                        Date of Exercise: _____________________


Ladies and Gentlemen:

     This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

     Stock option dated:                _________________________

     Number of shares as to
     which option is exercised:         _________________________

     Certificates to be
     issued in name of:                 _________________________

     Total exercise price:              _________________________

     Cash payment delivered
     herewith:                          _________________________

     Value of ______ shares of
     ______________ common
     stock delivered herewith(1):       _________________________


     By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of this option, and (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option.


                                        Very truly yours,


                                        ______________________________


______________________

(1) Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.